                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-3 (No. 333-87051) and Form S-8 (No. 333-84643) of Sourcinglink.net, Inc. of our report dated May 17, 2000 relating to the consolidated financial statements and financial statement schedule which appears in this Form 10-KSB.


/s/ PricewaterhouseCoopers LLP
San Jose, California
June 16, 2000